Exhibit 10.29

委托协议及授权委托书

PROXY AGREEMENT AND POWER OF ATTORNEY

本委托协议及授权委托书（“本协议”）于2021年 9 月 10 日由以下各方于上海订立:

This Proxy Agreement and Power of Attorney（this “Agreement”）is entered into in Shanghai as of September 10th , 2021 by and among the following parties:

（1）	北京众巢众行科技有限公司（“外商独资企业”），一家根据中华人民共和国（“中国”）法律在中国北京注册成立的外商独资企业；和

Beijing Zhongchao Zhongxing Technology Co.,Ltd. (the “WFOE”), a wholly foreign-owned enterprise registered in Beijing, the People’s Republic of China (“China” or “PRC”), under the laws of China; and

（2）	众巢医学科技（上海）有限公司（“众巢医学”），一家根据中国法律在中国上海注册成立的内资公司；和

Zhongchao Medical Technology (Shanghai) Co., Ltd. (“Zhongchao”), a domestic company registered in Shanghai, China, under the laws of China; and

（3）	在附件1列明的每一方（以下这样的个人单独称为 “一位股东”，合称为“股东”）

Each of the parties listed under Schedule 1 (each, a “Shareholder” and collectively, the “Shareholders”)

(以上外商独资企业、众巢医学和每一位股东单独称为”一方”，合称为”各方”) 。

(Each of the WFOE, Zhongchao and each of the Shareholders, a “Party”, and collectively the “Parties”).

序言

RECITALS

（A）	鉴于，股东持有众巢医学100%的股权；

WHEREAS, the Shareholders hold 100% equity interest in Zhongchao.

（B）	鉴于，外商独资企业、众巢医学及股东间签署了《独家服务总协议》、《业务合作协议》、《独家购股权协议》和《股权质押协议》；这一系列协议为众巢医学的正常经营提供服务，同时保证外商独资企业对众巢医学具有全面、持续、有效的控制；

WHEREAS, the WFOE, Zhongchao and Shareholders have entered into Master Exclusive Service Agreement, Business Cooperation Agreement, Exclusive Option Agreement and Equity Interest Pledge Agreement; these contractual arrangements provide Zhongchao with services necessary for its business operation and also ensure that the WFOE has comprehensive, continuous and effective control over Zhongchao ;

1 / 13

（C）	鉴于，作为为众巢医学的正常经营持续提供服务的对价，外商独资企业要求股东授权外商独资企业(及其继任者，包括取代外商独资企业的清算人，如涉及)为股东的受托人(“受托人”)，由受托人全权代替股东行使其就所持众巢医学之股权享有的任何及所有权利，且股东同意对外商独资企业给予授权委托。

WHEREAS, as the consideration for the WFOE and its affiliates to provide Zhongchao with services necessary for its business operation, the WFOE has requested the Shareholders to appoint the WFOE (as well as its successors, including a liquidator, if any, replacing the WFOE) as its attorney-in-fact (“Attorney-in-Fact”), with full power of substitution, to exercise any and all of the rights in respect of the Shareholders’ equity interest in Zhongchao and the Shareholders have agreed to make such appointment.

因此，基于本协议包含的前提、陈述、保证、承诺和约定，本协议各方约定如下并接受其法律效力：

NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:

协议

AGREEMENT

Section 1 第 1 条

每一位股东在此不可撤销地选定、委托及任用外商独资企业(及其继任者，包括取代外商独资企业的清算人，如涉及）为其受托人代表该股东行使相关法律法规及众巢医学的公司章程规定的就该股东所持众巢医学之股权而享有的任何及所有权利（包括但不限于以下所列权利）（合称“股东权利”）：

Each Shareholder hereby irrevocably nominates, appoints and constitutes the WFOE (as well as its successors, including a liquidator, if any, replacing the WFOE) as its Attorney-in-Fact to exercise on such Shareholder’s behalf any and all rights that such Shareholder has in respect of such Shareholder’s equity interest in Zhongchao conferred by relevant laws and regulations and the articles of association of Zhongchao, including without limitation, the following rights (collectively, “Shareholder Rights”)：

(a)	召集及参加众巢医学股东会，接收股东会通知及相关资料（为本协议之目的，除另有明确约定，“股东会”包含“股东大会”之意义）；

To call and attend shareholders’ meetings of Zhongchao , and receive notices and materials with respect to the shareholders meeting (as for the purpose of this Agreement, unless otherwise stipulated herein, “shareholders’ meetings” includes the meaning of “the general meeting” );

2 / 13

(b)	以股东的名义、代表股东签署及交付任何书面决议和会议记录；

to execute and deliver any and all written resolutions and meeting minutes in the name and on behalf of such Shareholder;

(c)	亲自或委派代表就众巢医学的股东会讨论的任何事项（包括但不限于出售、转让、抵押、质押或处分众巢医学的任何或全部资产）进行投票表决；

to vote by itself or by proxy on any matters discussed on shareholders’ meetings of Zhongchao , including without limitation, the sale, transfer, mortgage, pledge or disposal of any or all of the assets of Zhongchao;

(d)	出售、转让、质押或处分在众巢医学的任何或全部股权；

to sell, transfer, pledge or dispose of any or all of the equity interest in Zhongchao;

(e)	如有必要，提名或任免众巢医学的董事、监事和高级管理人员；

to nominate, appoint or remove the directors, supervisors and senior management of Zhongchao when necessary;

(f)	监督众巢医学的经营绩效；

to oversee the economic performance of Zhongchao;

(g)	在任何时候查阅众巢医学的财务信息；

to have full access to the financial information of Zhongchao at any time;

(h)	当众巢医学的董事或高级管理人员的行为损害众巢医学或其股东利益时，对该等董事或高级管理人员提起股东诉讼或其它法律行动；

to file any shareholder lawsuits or take other legal actions against Zhongchao’s directors or senior management members when such directors or members are acting to the detriment of the interest of Zhongchao or its shareholder(s);

(i)	批准年度预算或宣布分红；

to approve annual budgets or declare dividends;

(j)	管理和处置众巢医学的资产；

to manage and dispose of the assets of Zhongchao;

3 / 13

(k)	对众巢医学的财务、会计和日常经营有完全的控制权和管理权（包括但不限于签署合同、支付政府税项）；

to have the full rights to control and manage Zhongchao’s finance, accounting and daily operation (including but not limited to signing and execution of contracts and payment of government taxes and duties);

(l)	批准向政府主管机关递交任何审批登记文件；以及

to approve the filing of any documents with the relevant governmental authorities or regulatory bodies; and

(m)	众巢医学的公司章程或及相关法律法规赋予股东的任何其他权利。

any other rights conferred by the articles of association of Zhongchao and/or the relevant laws and regulations on the shareholders.

股东进一步同意并承诺，未经受托人事先书面同意，股东不得行使任何股东权利。

Each Shareholder further agrees and undertakes that without the Attorney-in-Fact’s prior written consent, it shall not exercise any of the Shareholder Rights.

Section 2 第 2 条

受托人有权完全自主决定委任一名或多名替换人选，行使受托人在本协议项下的任何或全部权利，受托人亦有权自主决定撤销对该等替换人选的委任。

The Attorney-in-Fact has the right to appoint, at its sole discretion, a substitute or substitutes to perform any or all of its rights of the Attorney-in-Fact under this Agreement, and to revoke the appointment of such substitute or substitutes.

Section 3 第 3 条

众巢医学确认、承认并同意受托人代表股东行使任何及全部的股东权利。众巢医学进一步确认并承认：（i)受托人已进行或将进行的任何行为，已作出或将作出的任何决定，或已签署或将签署的任何文书或其他文件视同股东本人进行的行为、股东本人作出的决定或股东本人签署的文件，具有同等法律效力；及（ii)对于股东违反本协议规定采取或实施的任何行为，众巢医学将不认可，也不会对此予以配合或协助。

Zhongchao confirms, acknowledges and agrees to the appointment of the Attorney-in-Fact to exercise any and all of the Shareholder Rights. Zhongchao further confirms and acknowledges that (i) any and all acts done or to be done, decisions made or to be made, and instruments or other documents executed or to be executed by the Attorney-in-Fact, shall therefore be as valid and effectual as though done, made or executed by the Shareholders, and (ii) Zhongchao will not recognize and facilitate any and all activities of the Shareholders which are in violation of or inconsistent with this Agreement.

4 / 13

Section 4 第 4 条

(a) 每一位股东均在此同意，如果股东在众巢医学中所持股权有所增加，无论是否通过认购众巢医学的新增注册资本的方式，股东对于所增持股权所享有的任何股东权利均受本协议制约，受托人均有权代表股东对任何增持股权行使本协议第1条规定的股东权利；同样，如果任何人取得众巢医学股权，无论是通过自愿转让、依法转让、强制拍卖还是任何其他方式，该受让人所取得所有众巢医学之股权仍旧受本协议制约，受托人有权继续对该等股权行使本协议第1条规定的股东权利。

(a) Each Shareholder hereby acknowledges that, if the Shareholder increases its equity interest in Zhongchao, whether by subscribing for additional registered capital thereof or otherwise, any Shareholder Rights in connection with such additional equity interest acquired by the Shareholder shall be automatically subject to this Agreement and the Attorney-in-Fact shall have the right to exercise the Shareholder Rights with respect to such additional equity interest on behalf of the Shareholder as described in Section 1 hereunder; if the Shareholder’s equity interest in Zhongchao is transferred to any other party, whether by voluntary transfer, judicial sale, foreclosure sale, or otherwise, any such equity interest in Zhongchao so transferred remains subject to this Agreement and the Attorney-in-Fact shall continue to have the right to exercise the Shareholder Rights with respect to such equity interest in Zhongchao so transferred as described in Section 1 hereunder.

(b) 为避免任何疑问，若股东需要根据其与外商独资企业或其关联方签订的《独家购股权协议》、《股权质押协议》（包括不时修改后的版本）向外商独资企业或其关联方转让股权，受托人有权代表股东签署股权转让协议及其他相关协议，履行股东于《独家购股权协议》及《股权质押协议》项下的所有义务。若外商独资企业提出要求，股东应签署任何文件、加盖公章和/或印章，并采取任何其他必要行动以完成前述股权转让。

(b) Furthermore, for the avoidance of any doubt, if any equity interest transfer is contemplated under any exclusive option agreement and equity interest pledge agreement(s) that such Shareholder enters into for the benefits of the WFOE or its affiliate (as may be amended from time to time), the Attorney-in-Fact shall, on behalf of the Shareholder, have the right to sign the equity interest transfer agreement and other relevant agreements and to perform all shareholder obligations under the exclusive option agreement and the equity interest pledge agreement(s). If required by the WFOE, the Shareholder shall sign any documents and fix the chops and/or seals thereon and the Shareholder shall take any other actions as necessary for purposes of consummation of the aforesaid equity interest transfer.

Section 5 第 5 条

股东进一步同意并向外商独资企业承诺，假如股东由于其在众巢医学的股权利益收到任何股息、 利息、任何其他形式的资本分派、清算后剩余财产、或因股权转让产生的收入或对价，股东将会在法律允许的范围内，将所有这些股息、利息、资本分派、资产、收入或对价给予外商独资企业或其指定的实体而不要求任何补偿，并承担因此产生的任何税费。

Each Shareholder further covenants with and undertakes to the WFOE that, if the Shareholder receives any dividends, interest, any other forms of capital distributions, residual assets upon liquidation, or proceeds or consideration from the transfer of equity interest as a result of, or in connection with, such Shareholder’s equity interest in Zhongchao , the Shareholder shall, to the extent permitted by applicable laws, remit all such dividends, interest, capital distributions, assets, proceeds or consideration to the WFOE or the entity designated by the WFOE without any compensation, and shall bear any and all taxes and fees with respect thereto.

5 / 13

Section 6 第 6 条

每一位股东特此授权受托人依其完全自主判断行使股东权利，并且无需获得股东的任何口头或书面指示。股东承诺批准并认可受托人或其委任的任何替换人士或代理人根据本协议作出的或促使作出的任何合法行为。

Each Shareholder hereby authorizes the Attorney-in-Fact to exercise the Shareholder Rights according to its own judgment without any oral or written instruction from the Shareholder. Each Shareholder undertakes to ratify any acts which the Attorney-in-Fact or any substitutes or agents appointed by the Attorney-in-Fact may lawfully do or cause to be done pursuant to this Agreement.

Section 7 第 7 条

本协议经各方授权代表正式签署，自本协议标明的签署之日起生效，于众巢医学存续期间持续有效。未经外商独资企业事先书面同意，股东无权终止本协议或撤销对受托人的委任。本协议对各方的权利继续人、受让人具有法律约束力。

This Agreement shall become effective as of the date hereof when it is duly executed by the Parties’ authorized representatives and shall remain effective as long as Zhongchao exists. The Shareholders shall not have the right to terminate this Agreement or revoke the appointment of the Attorney-in-Fact without the prior written consent of the WFOE. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their successors and assigns.

Section 8 第 8 条

本协议构成各方之间就本协议标的事项所达成的完整协议。

This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof.

Section 9 第 9 条

本协议根据中国法律解释并受其管辖。

This Agreement shall be construed in accordance with and governed by the laws of China.

Section 10 第 10 条

因本协议产生或与本协议相关的任何争议或主张应由各方通过友好协商的方式解决。如果外商独资企业和众巢医学及股东各方未能解决争议，应将争议提交到上海国际经济贸易仲裁委员会（“仲裁委”），由仲裁委按照申请仲裁时有效的仲裁委仲裁规则经由仲裁解决。仲裁地为上海，仲裁语言为中文。只用一名仲裁员仲裁，该仲裁委员由仲裁委指定。仲裁裁决具终局性且对各方都有约束力。

Any dispute or claim arising out of or in connection with or relating to this Agreement shall be resolved by the Parties in good faith through negotiations. In case no resolution can be reached by the Parties, such dispute shall be submitted to the Shanghai International Economic and Trade Arbitration Commission (the “Arbitration Commission”) for arbitration in accordance with its rules of arbitration in effect at the time of applying for such arbitration and the place of arbitration shall be in Shanghai, and the language of arbitration shall be Chinese. The arbitration tribunal shall be composed of only one arbitrator, which shall be appointed by the arbitration commission. The arbitral award shall be final and binding upon all Parties.

6 / 13

在争议解决和仲裁程序进行过程中，除了本协议正在仲裁的事宜以外，各方应在实际可行的前提下继续履行本协议。每一方应自行承担为解决任何争议而发生的费用，但仲裁费应由各方平均分担。

Throughout any dispute resolution and arbitration proceedings, the Parties shall continue to perform this Agreement, to the extent practical, with the exception of the matter that is under arbitration. Each Party shall be responsible for its own expenses in connection with resolving any Dispute, but the arbitration fees shall be shared equally.

Section 11 第 11 条

如一方存在以下情形，则该方应就该等情形给另一方造成的损失、损害、责任、被索赔损失等(包括合理的律师费，“损失”）依照另一方的要求立即予以赔偿，以使另一方免受损失：（1）该一方在本协议中所作的任何陈述或保证不真实、不准确或不完整，或者（2）该一方违反了其在本协议中所作的任何陈述或保证，或者（3）该一方违反了其在本协议中任何约定或承诺；但如果另一方遭受的损失系由于该另一方或该另一方的董事、管理人员、雇员或者代理人自身的故意行为不当、违反法律、违约行为、重大过失造成的，则违约方无需对另一方予以赔偿。各方同意本协议终止或失效时，本条仍然有效

Either Party shall forthwith on demand indemnify and hold harmless the other Party against any claim, loss, liability or damage (including reasonable legal fees, “Loss”) which the other Party shall suffer due to any of the following circumstances: (i) any of the representations or warranties herein made by such Party is untrue, inaccurate or incomplete, or (ii) such Party breaches any of its representations or warranties herein, or (iii) such Party breaches any covenant or undertaking herein; provided that neither Party shall be liable to indemnify the other Party for any Loss to the extent that such Loss arises from the willful misconduct, breach of applicable law, regulation or contractual obligation or from the material negligence of the other Party or its directors, officers, employees, or agents. The Parties agree that this clause shall survive the termination or expiration of this Agreement.

Section 12 第 12 条

未经外商独资企业事先书面同意，众巢医学或任一位股东不得将其在本协议项下的权利和义务转让给任何第三方。

Zhongchao or either Shareholder shall not assign any of its rights or obligations under this Agreement to any third party without the prior written consent of the WFOE.

众巢医学和各股东在此同意，外商独资企业可转让其在本协议项下的权利和义务。外商独资企业仅需就该转让向众巢医学及各股东发出书面通知。

7 / 13

Zhongchao and the Shareholders hereby agree that the WFOE may assign its rights and obligations under this Agreement, only subject to a written notice to Zhongchao and the Shareholders.

本协议的条款和条件应为当事方各自的继承人和经许可的受让人之利益而生效，并应约束当事方各自的继承人和受让人。除非本协议明示规定，本协议的任何规定（明示和默示的）均不意图赋予除本协议当事方或其各自继承人和受让人之外的任何他方本协议项下或源于本协议的任何权利、救济、义务、或责任。

The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the Parties. Save as expressly provided in this Agreement, nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

Section 13 第 13 条

本协议可以一份或多份副本形式签署。全部原件具有相同的法律效力。

This Agreement may be executed in one or more counterparts. All originals shall have the same legal effect.

Section 14 第 14 条

本协议中英文版本具有相同的效力。若中文和英文有不一致，以中文文本为准。

Both Chinese and English versions of this Agreement shall have equal validity. In case of any discrepancy between the English version and the Chinese version, the Chinese version shall prevail.

[后附签字页 Signature Pages Follow]

8 / 13

有鉴于此，各方于文首所述日期正式签署本协议。

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.

北京众巢众行科技有限公司

Beijing Zhongchao Zhongxing Technology Co.,Ltd.

授权代表（Authorized Representative）： /s/ Weiguang Yang

9 / 13

有鉴于此，各方于文首所述日期正式签署本协议。

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.

众巢医学科技（上海）有限公司

Zhongchao Medical Technology (Shanghai) Co., Ltd.

授权代表（Authorized Representative）： /s/ Weiguang Yang       .

10 / 13

有鉴于此，各方于文首所述日期正式签署本协议。

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.

杨伟光

Weiguang Yang

签字/Signature: /s/ Weiguang Yang

11 / 13

有鉴于此，各方于文首所述日期正式签署本协议。

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.

上海兴半企业管理合伙企业（有限合伙）

Shanghai Xingban Enterprise Management LP, Ltd.

授权代表（Authorized Representative）： /s/ Weiguang Yang

12 / 13

SCHEDULE 1

附件1

Shareholders

股东

序号 No.	姓名 Name	证件号码/统一信用代码 No.
1.	杨伟光 Weiguang Yang	362227[*]
2.	上海兴半企业管理合伙企业（有限合伙） Shanghai Xingban Enterprise Management LP, Ltd.	91310114MA7AEHF66P

13 / 13